UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2011

SPARTON CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-1000	38-1054690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Martingale Road Suite 2050 Schaumburg, Illinois		60173-2213
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 772-7866

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 4, 2011, Sparton Corporation (the “Company”) issued a Press Release stating that Mr. William I. Noecker notified the Company on July 29, 2011 that he does not intend to stand for re-election at the 2011 annual meeting of shareholders. Mr. Noecker has served as a member of the Company’s Board of Directors since 1999. Mr. Noecker is currently a member of the Company’s Audit Committee.

The Board of Directors has commenced a search for a director to fill the vacancy on the Board.

The foregoing description of the Press Release is qualified in its entirety by reference to the Press Release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release Dated August 4, 2011 issued by Sparton Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION

Dated: August 4, 2011	By:	/s/ Cary B. Wood
Cary B. Wood, President and Chief Executive Officer

Index to Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release Dated August 4, 2011 issued by Sparton Corporation.